SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant                       (X)
Filed by a Party other than the Registrant    ( )

Check the appropriate box:

( )  Preliminary Proxy Statement    (  ) Confidential, for Use of the Commission
(X)  Definitive Proxy Statement          Only (as permitted by Rule 14c-6(e)(2))
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                         Gardner Lewis Investment Trust

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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(2)     Aggregate number of securities to which transaction applies:

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(3)     Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

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( )     Fee paid with  preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:

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


                         GARDNER LEWIS INVESTMENT TRUST
                         The Chesapeake Core Growth Fund
                            116 South Franklin Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069

                                   May 8, 2002




Dear Chesapeake Core Growth Fund Shareholder:


You are cordially invited to attend the Special Meeting of the Shareholders of The Chesapeake Core Growth Fund, a series of the Gardner Lewis Investment Trust, to be held at 10:00 a.m. on May 30, 2002, at the offices of NC Shareholder Services, 116 South Franklin Street, Rocky Mount, North Carolina.
Representatives of the Trust look forward to greeting personally those shareholders who are able to attend.

The accompanying formal Notice of Meeting and Proxy Statement describe the matters on which action will be taken at the meeting.

Whether or not you plan to attend the meeting on May 30th, it is important that your shares be represented. To ensure that your vote is received and counted, please sign, date and return the enclosed proxy at your earliest convenience. Your vote is important regardless of the number of shares you own.

On behalf of the Board of Trustees,


W. Whitfield Gardner
Chairman of the Board of Trustees and
Partner of Gardner Lewis Asset Management LP

                         GARDNER LEWIS INVESTMENT TRUST
                         The Chesapeake Core Growth Fund


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held on May 30, 2002


To the shareholders of The Chesapeake Core Growth Fund:

A special meeting of the shareholders ("Meeting") of The Chesapeake Core Growth Fund ("Fund"), a series of the Gardner Lewis Investment Trust ("Trust"), will be held at the offices of NC Shareholder Services (the Trust's Dividend Disbursing and Transfer Agent), 116 South Franklin Street, Rocky Mount, North Carolina, on Thursday, May 30, 2002, at 10:00 a.m. for the following purposes:

1. To vote on the approval of a Plan of Distribution Pursuant to Rule 12b-1 for the Fund;

2. To vote on the approval of an amendment to the Fund's fundamental investment limitations concerning the lending of securities; and

3. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

The matters referred to above may be acted upon at said Meeting and any adjournments thereof.

Shareholders of record at the close of business on April 12, 2002 are entitled to vote at the meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDING IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

By Order of Board of Trustees,


C. Frank Watson, III
Secretary


May 8, 2002
Date of Notice

                       * * * YOUR VOTE IS IMPORTANT * * *

                  PLEASE SIGN AND MAIL THE ENCLOSED PROXY CARD


                                 PROXY STATEMENT


The Board of Trustees of the Gardner Lewis Investment Trust ("Trust") is soliciting proxies from the shareholders of The Chesapeake Core Growth Fund ("Fund") for use at a special meeting of shareholders to be held on May 30, 2002, and at any adjournment of that meeting. A proxy may be revoked at any time before it is voted, either in person or by written notice to the Trust or by delivery of a later-dated proxy.

Shareholders of record of the Fund at the close of business on April 12, 2002 ("Record Date") are entitled to participate in the meeting and to cast one vote for each share held. As of the Record Date, the Fund had 2,233,656.462 shares of beneficial interest outstanding. The Fund is one of three existing series of the Trust and has only one class of shares. This proxy statement and accompanying materials are first being mailed to shareholders on or about May 8, 2002.

Any shareholder who desires a copy of the previously mailed Annual Report and the most recent Semi-annual Report succeeding the Annual Report, if any, may obtain them upon request, without charge, by writing or calling the Trust as indicated below:


The Chesapeake Core Growth Fund
c/o NC Shareholder Services, LLC
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Toll-Free Telephone: 1-800-430-3863


                                  INTRODUCTION

This proxy statement is furnished in connection with the solicitation by the Board of Trustees ("Board") of the Trust with respect to the Fund, a series of the Trust, of proxies to be voted at the Special Meeting of Shareholders ("Meeting") of the Fund to be held at the offices of NC Shareholder Services on May 30, 2002 at 10:00 a.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies that instruct them to vote in favor of the proposals. Conversely, they will vote against any such adjournment any proxies that instruct them to vote against the proposals.

The Meeting is called for the following purposes:

     1. To vote on the approval of a Plan of Distribution Pursuant to Rule 12b-1 for the Fund;

     2. To vote on the approval of an amendment to the Fund's fundamental investment limitations concerning the lending of securities; and

     3. To transact such other business as may properly come before the meeting.

The investment advisor and certain other service providers to the Fund and their addresses are as follows:

     o Gardner Lewis Asset Management, LP ("GLAM"), 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania, is the investment advisor ("Advisor") for the Fund.
     o Capital Investment Group, Inc. ("Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, is the Fund's distributor.
     o The Nottingham Company, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, is the Fund's administrator.
     o NC Shareholder Services, LLC, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, is the dividend disbursing and transfer agent for the Fund.


1.       APPROVAL OF DISTRIBUTION PLAN PURSUANT TO RULE 12b-1

On March 15, 2002, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the proposed Plan of Distribution Pursuant to Rule 12b-1 ("Proposed 12b-1 Plan") or any agreement related thereto ("Rule 12b-1 Trustees"), approved the Proposed 12b-1 Plan having found that a Rule 12b-1 Plan would be in the best interest of the Fund and its shareholders. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), shareholders of the Fund are required to approve the Proposed 12b-1 Plan, if they want the Fund to have a distribution plan.

In considering whether to approve the Proposed 12b-1 Plan and recommend that the shareholders of the Fund approve the Proposed 12b-1 Plan, the Board determined that the Proposed 12b-1 Plan was reasonably likely to benefit the Fund and its shareholders and that it was in the best interests of the shareholders to approve the Proposed 12b-1 Plan. The Board identified and considered a number of potential benefits from adoption of the Proposed 12b-1 Plan, including that the Proposed 12b-1 Plan is likely to assist the Fund in increasing its assets. If the Proposed 12b-1 Plan is not approved, the Fund's asset size may remain at current levels. If the Fund's asset size does not grow, the Board believes the continued viability of the Fund may come into question. Increased assets could benefit the Fund and its shareholders by reducing the per share operating expenses of the Fund as the Fund's fixed expenses would be spread over a larger asset base. Also, the Board noted that other competing mutual funds had adopted 12b-1 plans to assist those funds in increasing their asset size. The Board also believes that the Fund's Distributor would have little or no incentive to incur promotional expenses on behalf of the Fund if the Proposed 12b-1 Plan is not approved by shareholders.

The following discussion is qualified in its entirety by reference to the form of the Proposed 12b-1 Plan, a copy of which is enclosed herewith as Exhibit A. The Proposed 12b-1 Plan authorizes payments by the Fund in connection with the distribution of those shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of the average daily net assets of the Fund. Payments will be accrued daily and paid quarterly or at such other intervals as the Board may determine and may be paid in advance of actual billing, based on estimates of actual expenditures incurred during the period.

The tables below compare the current fees and expenses that you may pay if you buy and hold shares of the Fund under the current structure with the projected fees and expenses that you may pay if you buy and hold shares of the Fund if the proposed Rule 12b-1 Plan is adopted.

Note: Regardless of the outcome of the New Rule 12b-1 Plan proposal, the Fund's expense limit will be increased from 1.25% of the Fund's average daily net assets (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to 1.40% of the Fund's average daily net assets (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, but including payments, if any, under a Rule 12b-1 Plan) after May 31, 2002 through the remainder of the fiscal year to end October 31, 2002. See the footnotes to the tables below for additional information.

                                 Shareholder Fees for the Fund
                           (fees paid directly from your investment)
                           -----------------------------------------

                                                               Fee Structure        Fee Structure
                                                               After May 31,        After May 31,
                                            Current Fee       2002 If The New      2002 If The New
                                          Structure Until     Rule 12b-1 Plan      Rule 12b-1 Plan
                                           May 31, 2002       Is Not Approved        Is Approved
                                           ------------       ---------------        -----------

Maximum Sales Charge (Load)
Imposed on Purchases (as a                      None               None                 None
percentage of offering price)

Redemption Fee (as a percentage
of amount redeemed, if applicable)              None               None                 None


                               Annual Fund Operating Expenses
                        (expenses that are deducted from Fund assets)
                        ---------------------------------------------

                                                               Fee Structure        Fee Structure
                                                               After May 31,        After May 31,
                                            Current Fee       2002 If The New      2002 If The New
                                          Structure Until     Rule 12b-1 Plan      Rule 12b-1 Plan
                                           May 31, 2002       Is Not Approved        Is Approved
                                           ------------       ---------------        -----------

Management Fees                               1.00%               1.00%                1.00%

Distribution and/or Service (12b-1)
Fees                                          None                None                 0.25%

Other Expenses                                0.72%               0.72%                0.72%
                                              -----               -----                -----
Total Annual Fund Operating
Expenses*                                     1.72%               1.72%                1.97%

Fee Waivers and/or Expense
Reimbursement                                (0.47)%             (0.32)%              (0.57)%
                                              -----               -----                -----
Net Expenses                                  1.25%**             1.40%***             1.40%***
                                              =====               =====                =====

   * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Fund for the fiscal period ended October 31, 2001, as annualized. The Fund changed its fiscal year-end from February 28 to October 31 beginning with the fiscal period ended October 31, 2001.

   **The Advisor has entered into a contractual  agreement  with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.25% of the average daily net assets of the Fund for the fiscal year to end October 31, 2002 ("Current Expense Limitation Agreement"). For the fiscal year ended February 28, 2001, this contractual agreement provided that Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments if any, under a Rule 12b-1 Plan) would not exceed 1.35% of the average daily net assets of the Fund. This agreement was amended on June 28, 2001 to reduce the expense limitation to 1.25% for the fiscal period ended October 31, 2001 and the fiscal year to end October 31, 2002. Consequently, "Fee Waivers and/or Expense Reimbursements" has been restated to reflect the agreed expense limitation as currently in effect as if it had been in effect for the entire fiscal period ended October 31, 2001. As a result of the Advisor entering into an Amended and Restated Expense Limitation Agreement, as described below, the Current Expense Limitation Agreement will expire on May 31, 2002.

     In addition, the Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future. For the fiscal period ended October 31, 2001, the amount of expenses paid by these brokers totaled 0.08% of the average daily net assets of the Fund. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, the Total Annual Fund Operating Expenses were as follows:

           Total Annual Fund Operating Expenses for
           the fiscal period ended October 31, 2001             1.17%

  ***The Advisor  has entered into an Amended and  Restated  Expense  Limitation
     Agreement with the Trust ("New Expense Limitation Agreement") to amend and replace the Current Expense Limitation Agreement. Under the New Expense Limitation Agreement, the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, but including payments, if any, under a Rule 12b-1 Plan) to not more than 1.40% of the average daily net assets of the Fund from June 1, 2002 through the remainder of the fiscal year to end October 31, 2002. It is expected that this contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. The New Expense Limitation Agreement will remain unchanged whether or not the Proposed 12b-1 Plan is approved by the shareholders of the Fund.


Example. This example shows you the expenses you may pay over time by investing in the Fund with the current fee structure, the fee structure after May 31, 2002, and with the proposed new Rule 12b-1 Plan. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

         (1) You invest $10,000 in the Fund for the periods shown;
         (2) You reinvest all dividends and distributions;
         (3) You redeem all of your shares at the end of those periods;
         (4) You earn a 5% total return; and
         (5) The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above:

    ------------------------------------ ------------ ------------- ------------- --------------
             Period Invested                1 Year       3 Years       5 Years       10 Years
    ------------------------------------ ------------ ------------- ------------- --------------
           Current Fee Structure             $127          $496          $889         $1,991
    ------------------------------------ ------------ ------------- ------------- --------------
            Fee Structure After
               May 31, 2002                  $143          $511          $903         $2,004
    ------------------------------------ ------------ ------------- ------------- --------------
     Fee Structure Under the New Rule
                12b-1 Plan                   $143          $563         $1,010        $2,250
    ------------------------------------ ------------ ------------- ------------- --------------

Payments may be made by the Fund under the Proposed 12b-1 Plan for the purpose of financing any activity primarily intended to result in the sale of the shares of the Fund, as determined by the Board. Such activities would typically include: advertising; compensation for sales and marketing activities of the Distributor and banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one that the Fund may finance without a plan of distribution, the Fund may also make payments to finance such activity outside of the Proposed 12b-1 Plan, which payments would not be subject to the Proposed 12b-1 Plan limitations. Because the payments under the Proposed 12b-1 Plan will paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Proposed 12b-1 Plan of the Fund will be implemented by a written agreement between the Fund and the Distributor. Administration of the Proposed 12b-1 Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review, at least quarterly, reports concerning the nature and qualification of expenses for which payments are made and that the Board approve all agreements relating to the Proposed 12b-1 Plan. The proposed 12b-1 Plan will continue in effect for a period of more than one year from the date of its adoption only so long as such continuance is specifically approved at least annually by a vote of the Board of Trustees, including a majority of the 12b-1 Trustees. The Proposed 12b-1 Plan, or any agreement related thereto, may be terminated at any time, by either a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

The Advisor may, from time to time, dedicate its own resources to further incentivize and compensate authorized distributors underwriting and dealers acquiring Fund shares. Such payments by the Advisor, if any, would not be paid directly or indirectly by the Fund. No assurances can be given that the Advisor will ever make such payments or, once made, will continue to make such payments.

Stephen J. Kneeley, a former trustee of the Trust who resigned on March 15, 2002 and did not participate in the Board's consideration of the Proposed 12b-1 Plan, is a principal of Turner Investment Distributors, Inc. ("Turner"), which may, from time to time, act as a dealer in the Fund's shares. Turner may indirectly benefit from the payment of 12b-1 fees to the Distributor by virtue of the Distributor paying dealer compensation to Turner.

THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE RULE 12b-1 TRUSTEES, OF THE TRUST HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.


2.       APPROVAL  TO  AMEND  THE  FUND'S  FUNDAMENTAL   INVESTMENT   LIMITATION
         CONCERNING THE LENDING OF SECURITIES

On March 15, 2002, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust ("Independent Trustees"), approved an amendment to the Fund's fundamental investment limitations concerning the lending of securities having concluded that such a change would benefit the Fund's shareholders. Pursuant to Section 13 of the 1940 Act, the Fund cannot change fundamental investment limitations without approval of the shareholders of the Fund.

The Fund's current fundamental investment limitations does not allow for the lending of securities and reads that the Fund may not:

         "Make loans of money or securities,  except that the Fund may invest in
         repurchase  agreements,   money  market  instruments,  and  other  debt
         securities."

The Board recommends that shareholders of the Fund vote to approve an amended fundamental investment limitation to read that the Fund may not:

         "Make loans of money, except that the Fund may (i) make loans of portfolio securities up to 25% of the Fund's total assets, (ii) invest in money market instruments, debt securities or other debt instruments, or (iii) invest in repurchase agreements."

Under the proposed amendment to the Fund's fundamental investment limitation concerning lending of securities ("Proposed Securities Lending Policy"), the Fund will be able to lend portfolio securities in order to generate additional income. The lending of portfolio securities is permissible under Section 21 of the 1940 Act and many other mutual funds allow the lending of portfolio securities under certain conditions. It is anticipated that the holder of the portfolio securities will be entitled to vote such shares on issues involving the respective portfolio securities.

Under the Proposed Securities Lending Policy, the Fund may lend portfolio securities in an amount up to 25% of the total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines to be established by the Board of Trustees. The Fund will not lend securities to any company affiliated with the Fund or any affiliated person as defined in the 1940 Act. Each loan of securities will be collateralized by cash, securities or letters of credit.

While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

The Board believes that the Proposed Securities Lending Policy is in the best interests of the Fund and its shareholders. The Board believes that the Fund should have the flexibility to enter into securities lending arrangements and take advantage of the opportunities offered by such transactions.

THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, OF THE TRUST HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.


3.       OTHER MATTERS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

                                FUND INFORMATION

Security Interest of Certain Persons. As of April 12, 2002, the Trustees and Officers of the Trust owned beneficially (i.e. directly or indirectly had voting and/or investment power) the amounts and percentages of the then outstanding shares of the Fund as indicated in the following table:

Name and Title of                    Amount and Nature of
Beneficial Owner                     Beneficial Ownership             Percent
----------------                     --------------------             -------

                                     Independent Trustee
                                     -------------------

Jack E. Brinson, Trustee             None
Theo H. Pitt, Jr., Trustee*          None

                                     Interested Trustee
                                     ------------------

W. Whitfield Gardner, Chairman**     76,176.315 shares                3.410%

                                     Chief Executive Officer of the Trust
                                     ------------------------------------

John L. Lewis, IV, President**       38,088.156  shares               1.705%


Trustees and Officers
of the Trust as a group***           144,007.442 shares               6.447%

* Mr. Pitt became a trustee of the Trust on April 30, 2002. As of May 7, 2002, he did not beneficially own any outstanding shares of the Fund.

**Mr. Gardner and Mr. Lewis are also officers of the Advisor. They also indirectly own shares of the Fund through the Advisor.

***Includes the Trustees and officer noted individually in the table and the other officers of the Trust which includes C. Frank Watson, III, Secretary and Assistant Treasurer, Julian G. Winters, Treasurer and Assistant Secretary, and William D. Zantzinger, Vice President.

As of April 12, 2002, to the best knowledge to the Trust, the following persons were known by the Trust to own beneficially five percent (5%) or more of the outstanding shares of the Fund, as determined in accordance with Rule 13d-3 under the Securities Act of 1934 Act, as amended ("Exchange Act"):

Name and Address of               Amount and Nature of
Beneficial Owner                  Beneficial Ownership                Percent
----------------                  --------------------                -------

Equitable Trust Company           270,820.467 shares                  12.125%
511 Union Street
Suite 800
Nashville, TN  37219

SEMA & Co.                        260,000.000 shares                  11.640%
95400141
12E. 49th Street, 41st Floor
New York, NY  10017

Joseph Garner Scott               257,582.238 shares                  11.532%
P.O. Box 3079
West Columbia, SC  29171

Shoreline Properties LP           206,464.525 shares                   9.243%
Shoreline Management LLC
P.O. Box 329
Jackson, MS  39205

National Investor Service         136,037.829 shares                   6.090%
55 Water Street, 32nd Floor
New York, NY  10041

Arrowhead Properties              135,598.466 shares                   6.071%
P.O. Box 6100
Ridgeland, MS  39158

Gail Hederman Wallace             134,820.958 shares                   6.036%
P.O. Box 6100
Ridgeland, MS  39158

Solicitation of Proxies. Proxies will be solicited by mail by the Board, and the cost of solicitation will be paid by GLAM. Additional solicitation may be made by mail, personal interview, telephone, and telegraph by personnel of GLAM or the Distributor who will not receive any additional compensation for such activities.

Shareholder Proposals. The Trust does not hold regular or annual meetings of its shareholders. Proposals of shareholders that are intended to be presented at a future shareholders' meeting must be received by the Trust by a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting. Shareholder proposals must meet the requirements of Rule 14a-8 under the Exchange Act and the Trust's Declaration of Trust and Bylaws and there is no guarantee that any proposal will be presented at a shareholder's meeting.

Annual Report. The Trust's Annual Report to shareholders of the Fund for the fiscal year ended October 31, 2001 was mailed to shareholders on December 19, 2001. Any shareholder who desires an additional copy of the Annual Report may obtain it upon request (without charge) by contacting NC Shareholder Services, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina, 27803-0365, or by calling 1-800-430-3863.

Quorum Voting. With respect to each item to be voted on, the holders of a majority of the shares issued and outstanding and entitled to vote concerning each item, present in person or represented by proxy, shall be required to constitute a quorum of the Meeting for the transaction of business. If such quorum is not present or represented by proxy at the Meeting, the shareholders entitled to vote, present in person or represented by proxy, may adjourn the Meeting from time to time without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Meeting as originally notified. The persons named as proxies will vote in favor of any such adjournment to the extent they hold proxies voting in favor of the proposals submitted to a vote at the Meeting and if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders of the Fund.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the meeting. If no instructions are given on the proxy (but the proxy is executed), it will be voted "FOR" on each of the proposals. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at the offices of The Nottingham Company at 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, or by signing another proxy of a later date and submitting the later proxy before the Meeting or by personally casting his or her vote at the Meeting.

Required Vote. Proposals No. 1 and 2 must be approved by a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting, provided more than 50% of the Fund's outstanding shares are present in person or by proxy at the Meeting.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or person entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding for quorum purposes and, as a result, will have the effect of being counted as voted against the proposals.


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                    EXHIBIT A
                                    ---------


               FORM OF PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

                         THE CHESAPEAKE CORE GROWTH FUND


WHEREAS, Gardner Lewis Investment Trust, a unincorporated business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS,  the  Trust is  authorized  to issue an  unlimited  number of shares of
beneficial  interest  (the  "Shares"),   in  separate  series  representing  the
interests in separate funds of securities and other assets; and

WHEREAS, the Trust offers a series of such Shares representing interests in THE CHESAPEAKE CORE GROWTH FUND (the "Fund") of the Trust, said Fund having only one class of shares; and

WHEREAS, the Trust desires to adopt a Plan of Distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund; and

WHEREAS, the Trustees of the Trust as a whole, including the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto; and

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, with respect to the Fund, on the following terms and conditions:

         1. Distribution and Servicing Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund, which activities may include, but are not limited to, the following: (a) payments to the Trust's Distributor and to securities dealers and others in respect of the sale of Shares of the Fund; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund or who render shareholder support services not otherwise provided by the Trust's transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Fund, and providing such other shareholder services as the Trust may reasonably request; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; (f) holding seminars and sales meetings designed to promote the distribution of shares; (g) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund; (h) training sales personnel regarding the Fund; and (i) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable. The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

         2. Maximum Expenditures. The expenditures to be made by the Fund pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of 0.25% per annum of the average daily net asset value of the Fund for each year or portion thereof included in the period for which the computation is being made, elapsed since the inception of this Plan to the date of such expenditures. Notwithstanding the foregoing, in no event may such expenditures paid by the Fund as service fees exceed an amount calculated at the rate of 0.25% of the average annual net assets of the Fund, nor may such expenditures paid as service fees to any person who sells the Shares of the Fund exceed an amount calculated at the rate of 0.25% of the average annual net asset value of such shares. Such payments for distribution and shareholder servicing activities may be made directly by the Trust or to other persons with which the Trust has entered into agreements related to this Plan.

         3. Term and Termination. (a) This Plan shall become effective for the Fund on the date the Plan is approved by a vote of a majority of outstanding voting securities of the Fund. Unless terminated as herein provided, this Plan shall continue in effect for one year from the effective date of the Plan for the Fund and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Non-Interested Trustees, cast at a meeting called for the purpose of voting on such approval.

         (b) This Plan may be terminated at any time with respect to the Fund by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

         4. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Fund as defined in the 1940 Act with respect to which a material increase in the amount of expenditures is proposed, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 3(a) hereof.

         5. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

         6. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

         7. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

         8. Limitation of Liability. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term "Gardner Lewis Investment Trust" means and refers to the Trustees from time to time serving under the Trust Instrument of the Trust as filed with the Securities and Exchange Commission. The execution of this Plan has been authorized by the Trustees, and this Plan has been signed on behalf of the Trust by an authorized officer of the Trust, acting as such and not individually, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Trust Instrument of the Trust.

This Plan is effective ______________________________; being the date a majority of the outstanding vote securities of the Fund approved the Plan.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

      2. JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

             Registration                                  Valid Signature
             ------------                                  ---------------

        CORPORATE ACCOUNTS
            (1)  ABC Corp............................................  ABC Corp. John Doe, Treasurer
            (2)  ABC Corp............................................  John Doe, Treasurer
            (3)  ABC Corp. c/o John Doe..............................  John Doe, Treasurer
            (4)  ABC Corp. Profit Sharing Plan.......................  John Doe, Trustee

        PARTNERSHIP ACCOUNTS
            (1)  The ABC Partnership.................................  Jane B. Smith, Partner
            (2)  Smith and Jones, Limited Partnership................  Jane B. Smith, General Partner

        TRUST ACCOUNTS
            (1)  ABC Trust...........................................  Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee u/t/d 12/28/78.................  Jane B. Doe, Trustee

        CUSTODIAL OR ESTATE ACCOUNTS
            (1)  John B. Smith, Cust. f/b/o John B. Smith, Jr.
                    UGMA/UTMA........................................  John B. Smith
            (2)  Estate of John B. Smith.............................  John B. Smith, Jr., Executor


                         GARDNER LEWIS INVESTMENT TRUST
                         The Chesapeake Core Growth Fund

                 SPECIAL MEETING OF SHAREHOLDERS ON MAY 30, 2002
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints C. Frank Watson, III and Julian G. Winters, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of N.C. Shareholder Services LLP, the Trust's dividend and transfer agent, 116 South Franklin Street, Rocky Mount, North Carolina 27802, at 10:00 am on May 30, 2002, or at any adjournment thereof, on the items described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated May 8, 2002, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

           The Board of Trustees recommends voting "FOR" the proposals

1.   Approval of the Distribution Plan Pursuant to Rule 12b-1

     FOR         AGAINST          ABSTAIN

     ( )           ( )              ( )

2. Approval of the amendment to The Chesapeake Core Growth Fund's fundamental investment limitations concerning the lending of securities

     FOR         AGAINST          ABSTAIN

     ( )           ( )              ( )


THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.





                              [name / address here]




In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, as indicated

                      x ___________________________________

                      x ___________________________________

                          Dated__________________, 2002

    Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.